EXHIBIT 23.2



                          INDEPENDENT AUDITOR'S CONSENT




                  We consent to the use in this Registration Statement of ebank.com, Inc. on Form SB-2 of our report dated March 6, 2001, and to the reference to our Firm under the captions "Experts" in this Registration Statement.




                                               /s/ MAULDIN & JENKINS, LLC






Atlanta, Georgia
August 3, 2001